EXHIBIT 10.44

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

Dated as of June 14, 2002

AMONG

CITIZENS BANK OF MASSACHUSETTS

(AS LENDER AND AS AGENT)

AND

THE FINANCIAL INSTITUTIONS PARTY HERETO

FROM TIME TO TIME

(AS LENDERS)

WITH

PC CONNECTION, INC.

(AS BORROWER)

AND

COMTEQ FEDERAL OF NEW HAMPSHIRE, INC.

GOVCONNECTION, INC.

MERRIMACK SERVICES CORPORATION

PC CONNECTION SALES CORPORATION

PC CONNECTION SALES OF MASSACHUSETTS, INC.

MOREDIRECT, INC.

(AS GUARANTORS)

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is entered into as of June 14, 2002 by and among PC CONNECTION, INC., a Delaware corporation (the “Borrower”), as borrower, COMTEQ FEDERAL OF NEW HAMPSHIRE, INC., a Delaware corporation, GOVCONNECTION, INC., a Maryland corporation, MERRIMACK SERVICES CORPORATION, a Delaware corporation, PC CONNECTION SALES CORPORATION, a Delaware corporation, PC CONNECTION SALES OF MASSACHUSETTS, INC., a Delaware corporation and MOREDIRECT, INC., a Florida corporation (together, the “Guarantors” and each, a “Guarantor”), as guarantors, CITIZENS BANK OF MASSACHUSETTS (the “Agent”), as agent and the lenders’ party thereto (the “Lenders”), as lenders.

Recitals

The Borrower, the Lenders, the Guarantors and the Agent are parties to an Amended and Restated Credit and Security Agreement dated as of May 31, 2002, as amended (the “Loan Agreement”). The Borrower, the Lenders, the Guarantors and the Agent desire to amend the Loan Agreement as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, the Borrower, the Lenders, the Guarantors and the Agent hereby amend the Loan Agreement as follows:

Section 1. Revolving Advances. Section 2.1 of the Loan Agreement is hereby amended as follows:

(a) The period at the end of Section 2.1(a)(y)(iv) is deleted and replaced by “, minus” and the following Section 2.1(a)(y)(v) is added at the end thereof:

“(v) $20,000,000.”

(b) The reference to “Sections 2.1(a)(y)(iii) and (iv)” in the last paragraph of Section 2.1(a) is deleted and replaced with the following:

“Sections 2.1(a)(y)(iii), (iv) and (v)”

Section 2. SunTrust Deposit Account. Section 7.4 of the Loan Agreement is hereby amended by deleting the “and” before subparagraph (g) and replacing it with “,” and deleting the period at the end thereof and adding the following:

“and (h) deposits in a security account with SunTrust Bank not to exceed $350,000 at any time.”

Section 3. More Direct Payments. Section 7.17 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“7.17 MoreDirect Payments. Make any payments pursuant to Sections 1.7(b) and (c) or Article VI of the MoreDirect Merger Agreement (other than payments made pursuant to that certain Escrow Agreement dated as of April 5, 2002 executed in connection with the MoreDirect Merger Agreement) unless no Event of Default shall have occurred and be continuing. Notwithstanding any other provision in this Agreement or any Other Document to the contrary, payments pursuant to Section 1.7(a) of the MoreDirect Merger Agreement may be made irrespective of whether or not an Event of Default shall have occurred and be continuing.”

Section 4. Assignment to Federal Reserve. Section 15 of the Loan Agreement is hereby amended by adding the following Section 15.18 at the end thereof:

“15.18 Assignment to Federal Reserve. Any Lender may at any time pledge or assign all or any portion of its rights under the Loan Agreement including any portion of any Note to any of the twelve (12) Federal Reserve Banks organized under section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release such Lender from its obligations under the Loan Agreement or any Other Document.”

[END OF TEXT]

IN WITNESS WHEREOF, the Borrower, the Lenders, the Guarantors and the Agent have caused this First Amendment to Amended and Restated Credit and Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

PC CONNECTION, INC., as Borrower

By:	/s/ Mark Gavin
Name:	Mark Gavin
Title:	CFO

COMTEQ FEDERAL OF NEW HAMPSHIRE, INC., as Guarantor

By:	/s/ Gary Sorkin
Name:	Gary Sorkin
Title:	Treasurer

GOVCONNECTION, INC., as Guarantor

By:	/s/ Gary Sorkin
Name:	Gary Sorkin
Title:	President

MERRIMACK SERVICES CORPORATION, as Guarantor

By:	/s/ Mark Gavin
Name:	Mark Gavin
Title:	CFO

PC CONNECTION SALES CORPORATION, as Guarantor

By:	/s/ Robert Wilkins
Name:	Robert Wilkins
Title:	Treasurer

PC CONNECTION SALES OF MASSACHUSETTS, INC., as Guarantor

By:	/s/ Robert Wilkins
Name:	Robert Wilkins
Title:	Treasurer

MOREDIRECT, INC., as Guarantor

By:	/s/ Russell Madris
Name:	Russell Madris
Title:	CEO

CITIZENS BANK OF MASSACHUSETTS, as Lender and as Agent

By:	/s/ Michael S. St. Jean
Name:	Michael S. St. Jean
Title:	Vice President

28 State Street
13th Floor
Boston, Massachusetts 02109

FLEET NATIONAL BANK

By:	/s/ Christine M Madden
Name:	Christine M Madden
Title:	Assistant Vice President

1155 Elm Street
Manchester, NH 03101